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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004
                                                         -----------------


                           CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-25196                51-0110823
   ----------------------            -------------           --------------
(State or other jurisdiction     (Commission File No.)   (IRS Employer I.D. No.)
     of incorporation)

                    6901 Glenn Highway, Cambridge, Ohio 43725
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 435-2020
                                                           ---------------


                                 Not Applicable
                 -----------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

On December 23, 2004, Advantage Bank (the "Bank"), the wholly-owned subsidiary of Camco Financial Corporation (the "Corporation"), refinanced $144.1 million in convertible fixed rate borrowings from the Federal Home Loan Bank of Cincinnati (the "FHLB") with advances ranging up to 5 years. In connection with this transaction, the Bank paid early payment fees totaling $18.88 million before tax or $12.46 million after tax, which fees were included in the new advance.

The refinanced FHLB advances had a weighted average interest rate of 6.25% and an average term of maturity of approximately 5.61 years. The new advances have a weighted average interest rate of 3.59%. The Bank is obligated to make monthly interest payments and to repay the full principal amount at maturity. As with the refinanced advances, the new advance is secured by a blanket lien on 100% of the Bank's one to four family mortgage portfolio and multi-family mortgage portfolio.

The new advances were otherwise made on terms generally available to other FHLB member institutions and were not accompanied by covenants or other restrictions that the Corporation believes materially affect its business or operations, or the rights of its shareholders.

On December 23, 2004, Camco Financial Corporation issued a news release announcing this restructuring. The news release is attached hereto as Exhibit 99.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

       (a)  Financial statements of business acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits.

            Exhibit No.                     Description
            -----------                     -----------
                99 News Release of Camco Financial Corporation dated December 23, 2004


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           CAMCO FINANCIAL CORPORATION



                                                  By:  /s/ Mark A Severson
                                                       ----------------------
                                                       Mark A. Severson
                                                       Chief Financial Officer


Date:  December 23, 2004


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                                INDEX TO EXHIBITS


    Exhibit
    Number                           Description
    ------                           -----------
      99             News Release of Camco Financial Corporation dated
                     December 23, 2004




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